SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 30, 2002 July 1, 2002

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 816-7496

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the June 30, 2002 Distribution Date for the CorTS Trust for BankAmerica Institutional Capital B
2. Trustee's Report with respect to the July 1, 2002 Distribution Date for the Credit-Enhanced CorTS Trust for Aon Capital A
3. Trustee's Report with respect to the July 1, 2002 Distribution Date for the CorTS II Trust for Aon Capital A
4. Trustee's Report with respect to the July 1, 2002 Distribution Date for the CorTS Trust III for Aon Capital A
5. Trustee's Report with respect to the July 1, 2002 Distribution Date for the CorTS Trust for First Union Institutional Capital II

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

March 26, 2003

EXHIBIT INDEX

Exhibit	Page

1	Trustee's Report with respect to the June 30, 2002 Distribution Date For the CorTS Trust for BankAmerica Institutional Capital B	6

2	Trustee's Report with respect to the July 1, 2002 Distribution Date for the Credit-Enhanced CorTS Trust for Aon Capital A	7

3	Trustee's Report with respect to the July 1, 2002 Distribution Date for the CorTS Trust II for Aon Capital A	8

4	Trustee's Report with respect to the July 1, 2002 Distribution Date for the CorTS Trust III for Aon Capital A	9

5	Trustee's Report with respect to the July 1, 2002 Distribution Date for the CorTS Trust III for First Union Institutional Capital II	10

Exhibit 1

To the Holders of:
CorTS Trust for BankAmerica Institutional Capital B
7.0% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: Class A 22081X202
               Class B 22081XAA1

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for BankAmerica Institutional Capital B hereby gives notice with respect to the Distribution occurring on June 30, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates, is as set forth below:

Class A Class B	Principal $0.000000 $0.000000	Interest $0.875000 $3.500000	Total Distribution $0.875000 $3.500000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$25,000,000 aggregate principal amount of BankAmerica Institutional Capital B 7.7% Capital Securities, Series B due December 31, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,000,000 Class A Certificates representing $25,000,000 aggregate Certificate Principal Balance and $25,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
Credit-Enhanced CorTS Trust for Aon Capital A
8.205% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22532R101

U.S. Bank Trust National Association, as Trustee for the Credit-Enhanced CorTS Trust for Aon Capital A hereby gives notice with respect to the Distribution occurring on July 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.025625	Total Distribution $1.025625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$40,170,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities due January 1, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,606,800 Certificates representing $40,170,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust II for Aon Capital A
7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: Class A 22081V206
               Class B 22081VAA5

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Aon Capital A hereby gives notice with respect to the Distribution occurring on July 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates, is as set forth below:

Class A Class B	Principal $0.000000 $0.000000	Interest $0.968750 $2.275000	Total Distribution $0.968750 $2.275000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$25,250,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities maturing January 1, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,010,000 Class A Certificates representing $25,250,000 aggregate Certificate Principal Balance and $25,250,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust III for Aon Capital A
7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: Class A 22082C207
               Class B 22082CAA6

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for Aon Capital A hereby gives notice with respect to the Distribution occurring on July 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates, is as set forth below:

Class A Class B	Principal $0.000000 $0.000000	Interest $0.161458 $0.379167	Total Distribution $0.161458 $0.379167

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$30,000,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities maturing January 1, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,200,000 Class A Certificates representing $30,000,000 aggregate Certificate Principal Balance and $30,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust III for First Union Institutional Capital II
7.5% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: Class A 22081M206
                 Class B 22081MAA5

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for First Union Institutional Capital II hereby gives notice with respect to the Distribution occurring on July 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates, is as set forth below:

Class A Class B	Principal $0.000000 $0.000000	Interest $0.468750 $1.750000	Total Distribution $0.468750 $1.750000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$40,777,000 aggregate principal amount of First Union Institutional Capital II 7.85% Capital Securities due January 1, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,631,080 Class A Certificates representing $40,777,000 aggregate Certificate Principal Balance and $40,777,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.